UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019 (May 31, 2019)

CANNABIS SUISSE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213009	38-3993849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lerzenstrasse 12, Dietikon, Switzerland, 8953

 (Address of Principal Executive Offices) (Zip Code)

+15022082098

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	CSUI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 31, 2019, we filed a Form 8-K to report the agreement entered into between Cannabis Suisse Corp. and Ms. Cecilia Jensen on behalf of Cannabis Suisse LLC (“Original Filing”). This Form 8/A is in full compliance with the Original Filing and does not contradict with it. This Current Report on Form 8-K/A amends the Original Report to include (i) audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Cannabis Suisse LLC | Grow Factory GmbH and (ii) unaudited Pro Forma Combined Balance Sheet as of and for the year ended May 31, 2019 and unaudited Combined Statements of Operations for the years ended May 31, 2019 and 2018 related to the Cannabis Suisse LLC Acquisition, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Cannabis Suisse LLC | Grow Factory GmbH are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of and for the year ended May 31, 2019 and unaudited Combined Statements of Operations for the years ended May 31, 2019 and 2018 related to the Cannabis Suisse LLC Acquisition are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)    Exhibits

Exhibit Number	Description

99.1

Audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Cannabis Suisse LLC | Grow Factory GmbH.

99.2

Unaudited Pro Forma Combined Balance Sheets as of and for the year ended May 31, 2019 and unaudited Combined Statements of Operations for the years ended May 31, 2019 and 2018 related to the Cannabis Suisse LLC Acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SUISSE CORP.
(Registrant)

/s/ Suneetha Nandana Silva Sudusinghe
Suneetha Nandana Silva Sudusinghe
Chief Executive Officer

Date: August 14, 2019